Segment Reporting (Details) $ in Millions	6 Months Ended
Jun. 30, 2021 USD ($)
Segment Reporting [Abstract]
Operating segments, description	Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments.
Number of operating segments	3
Trading gains/(losses)	$ 3.6
Interest commissions	0.4
CFD trading commissions	1.0
CFD Bid Gains(losses)	$ (2.1)